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                       VANGUARD(R) OHIO INSURED LONG-TERM
                                TAX-EXEMPT FUND
                SUPPLEMENT TO THE PROSPECTUS DATED MARCH 30, 2000

FUND TO CHANGE INVESTMENT POLICIES
The board of trustees of the Vanguard Ohio Insured Long-Term Tax-Exempt Fund has decided to remove the requirement that the Fund hold a minimum percentage of its assets in municipal bonds that are insured. The Fund filed a registration statement with the U.S. Securities and Exchange Commission on January 26, 2001, reflecting the policy change and renaming the Fund Vanguard Ohio Long-Term Tax-Exempt Fund. Both changes will take effect in late March 2001. There will be no change to the Fund's objective of providing income exempt from both federal and Ohio personal income taxes.
     The decision to adjust the portfolio requirements was based primarily on a reduction in the number of newly issued insured bonds in Ohio. As the Fund manager changes the Fund's composition and gradually buys more uninsured bonds, there will be a modest increase in the Fund's credit risk. However, Vanguard expects the policy change will have a favorable impact on the Fund's yield because uninsured bonds typically carry higher yields than insured bonds. The Fund will still adhere to Vanguard's high standards of credit quality, investing no less than 75% of assets in high-grade municipal bonds, and a maximum of 5% of assets in lower-rated or unrated securities.

(C)2001 The Vanguard Group, Inc. All rights reserved.               PS96N 022001
Vanguard Marketing Corporation, Distributor.